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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549

                           AMENDMENT NO. 1 TO
                                FORM 8-K
               (Amending Form 8-K filed on July 14, 2000)

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2000
                                                 -----------------

                     APPLIED DIGITAL SOLUTIONS, INC.
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         (Exact name of registrant as specified in its charter)


      Missouri                       000-26020       43-1641533
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      (State or other jurisdiction   (Commission     (IRS Employer
      of incorporation)              File Number)    Identification No.)

      400 Royal Palm Way, Suite 410, Palm Beach, Florida    33480
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      (Address of principal executive officers)             (Zip Code)

Registrant's telephone number, including area code:  561-366-4800
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On July 14, 2000 the Registrant, Applied Digital Solutions, Inc. filed a
Current Report on Form 8-K reporting the acquisition of Computer Equity Corporation. By this amendment, the Registrant is filing the required financial statements and pro forma financial information.

Item 7. Financial Statements and Exhibits.


        (a)  Financial statements of business acquired

             Audited consolidated financial statements of Computer Equity Corporation for the years ended February 29, 2000 and February 28, 1999 are attached as Exhibit 99.2 hereto. Unaudited consolidated financial statements of Computer Equity Corporation for the three months ended May 31, 2000 and 1999 are attached as Exhibit 99.3 hereto.

        (b)  Pro forma financial information

             Pro forma financial information is attached as Exhibit
             99.4 hereto.

        (c)  Exhibits

             99.2 Audited consolidated financial statements of Computer Equity Corporation for the years ended February 29, 2000 and February 28, 1999
             99.3 Unaudited consolidated financial statements of Computer Equity Corporation for the three months ended May 31, 2000 and 1999
             99.4  Pro forma financial information

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              APPLIED DIGITAL SOLUTIONS, INC.
                              (Registrant)

Date: September 11, 2000                 /s/ David A. Loppert
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                              Vice President, Chief Financial Officer


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